[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         MFS(R) INSTITUTIONAL
                         INTERNATIONAL EQUITY FUND

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
David R. Mannheim*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames
------------------------
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 1999, the Fund provided a total return of 0.74% (including the reinvestment of any distributions). This compares to returns of 4.82% for the average international fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and 7.92% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

Over the past 12 months, international equity markets experienced a great deal of volatility. However, the first half of 1999 saw a recovery of these markets from the lows reached in October 1998. In local currency, the MSCI EAFE Index saw a total return of 13.60%, with the MSCI Pacific Index (an unmanaged index of stock markets in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore) up 28.00%, and the MSCI Europe Index (an unmanaged index of stock markets in Australia, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal and the United Kingdom) up 8.20%. Among individual markets, Singapore and Hong Kong led the way. The Japanese market continued its dramatic recovery, gaining 30%. The emerging markets were also strong, as evidenced by the 36% increase (in U.S. dollars) of the International Financial Corporate Emerging Markets Composite Index (an unmanaged index of market-capitalization-weighted stocks from developed countries). The strong equity market returns were somewhat offset by a strong dollar, which gained nearly 7% versus the Japanese yen and more than 13% against the euro.

One reason the Fund underperformed the MSCI EAFE Index over the last year, but moved closer over the past six months, was the narrowness of performance within the markets. In most markets the largest capitalization stocks showed the strongest performance. While the Fund may invest in these larger-capitalization stocks, in general it is more diversified among a range of capitalizations. During the past several months the market has broadened, with small- and mid-cap stocks performing better.

The Fund was also negatively affected by limited exposure to cyclical industries such as paper, chemicals, and metals. These basic materials industries were among the best-performing sectors in the first half of the year as markets reacted to stronger-than-expected growth in the United States and an apparent recovery in Asia. The portfolio remains underweighted in these industries, because we believe there are better opportunities for long-term growth at reasonable valuations in other areas.

Contributing positively to performance were increased holdings in the utilities and communications area, which now represents our second-largest sector at 15.80% of our equity investments. This included strong performance in the past six months in the telecommunications arena from Mannesmann (31% price increase in U.S. dollars) and NTT Mobile Communications (64%). In the telecommunications equipment area, Ericsson (36%) was a strong contributor.

The financial services sector, which represents 20.00% of equities, remains the largest but is underweighted relative to the MSCI EAFE Index at 23.60%. This sector in general lagged the equity markets, and several of the Fund's larger holdings were no exception. UBS was down 2.5%, Anglo Irish Bank was down 13%, and QBE Insurance was down 9%. One stock that contributed positively toward performance was a smaller position in the Development Bank of Singapore, whose price increased 64%.

In general, the Fund continues to be overweighted relative to the MSCI EAFE Index in steady, growth-type industries. In addition to telecommunications, these include consumer staples, which represents 12.5% of equities, and technology at 11.70%. Holdings in these sectors include Benckiser, a Netherlands-based producer of dish-washing detergent and other consumer products, and Hitachi and Fujitsu, Japanese technology companies from which we expect to see higher growth as a result of restructuring.

Our bottom-up approach to stock selection and portfolio construction continues to result in the Fund maintaining its largest position in continental Europe, 55.7% of equity holdings, compared to 47.1% in the MSCI EAFE Index. While our weighting in Japan has increased to 15.6%, this still is less than the index's 24.10%. The largest country is the United Kingdom at 16.30% of the Fund, vs. 22.20% in EAFE. Our exposure to emerging markets remains low at 2.6% and includes holdings in Greece and Argentina.

While the rally in international equity markets has pushed valuations to higher levels, we continue to see very few signs of inflation, with companies finding it difficult to raise their prices. This, combined with an improving corporate earnings outlook in many markets, gives us reason to feel optimistic about the remainder of 1999. Regardless of economic tremors, that may develop in spots around the world, we believe there will be no lack of opportunistic and established companies in which to invest. Our mission is to use MFS(R) Original Research(SM) to try to uncover these investment opportunities.

Respectfully,

/s/ David Mannheim
---------------------------
David R. Mannheim
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) and Director of International Portfolio Management. He is portfolio manager of MFS(R) Global Equity Fund, MFS(R) International Growth Fund, MFS(R) Institutional International Equity Fund, and the International Growth Series offered through MFS(R)/Sun Life annuity products.

Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $7.7 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from January 30, 1996, through June 30, 1999)

[Graphic Omitted]

              MFS Institutional
           International Equity Fund            MSCI EAFE Index
--------------------------------------------------------------------------------
1/96             $3,000,000                       $3,000,000
6/96              3,288,000                        3,126,500
6/97              4,043,100                        3,538,000
6/98              4,452,900                        3,763,800
6/99              4,485,769                        4,062,059

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                  1 Year           3 Years              Life*
-------------------------------------------------------------------------------
Cumulative Total Return           +0.74%           +36.43%            +49.53%
-------------------------------------------------------------------------------
Average Annual Total Return       +0.74%           +10.91%            +12.50%
-------------------------------------------------------------------------------

COMPARATIVE INDICES
-------------------------------------------------------------------------------
Average international fund+       +4.82%           + 9.52%            +10.11%
-------------------------------------------------------------------------------
MSCI EAFE Index**                 +7.92%           + 9.12%            + 9.28%
-------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, January 30, 1996, through June 30, 1999. Index returns are from
  February 1, 1996.
 +Source: Lipper Analytical Services, Inc.
**Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Stocks - 97.6%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
Foreign Stocks - 91.8%
  Argentina - 0.5%
    Quilmes Industrial S.A., ADR (Beverages)              2,800       $  34,650
-------------------------------------------------------------------------------
  Australia - 2.2%
    QBE Insurance Group Ltd. (Insurance)                 41,989       $ 159,541
    Seven Network Ltd. (Entertainment)                    1,921           5,624
                                                                      ---------
                                                                      $ 165,165
-------------------------------------------------------------------------------
  Canada - 2.1%
    Canadian National Railway Co. (Railroads)             2,400       $ 160,800
-------------------------------------------------------------------------------
  Finland - 4.1%
    Helsingin Puhelin Oyj (Telecommunications)            2,800       $ 132,728
    Perlos Corp. (Electronics)*                             800          11,706
    Pohjola Group Insurance Corp. (Insurance)             1,510          77,414
    Telephone Cooperative HPY (Telecommunications)           13          33,572
    Tieto Corp. (Computer Software - Systems)             1,400          58,285
                                                                      ---------
                                                                      $ 313,705
-------------------------------------------------------------------------------
  France - 10.2%
    Bouygues S.A. (Construction)*                           140       $  36,976
    Castorama-Dubois Investissements (Stores)               490         116,137
    Pernod Ricard Co. (Beverages)                         1,680         112,531
    Renault Regie Nationale (Automobiles)                   700          30,441
    Television Francaise (Entertainment)                    490         114,118
    TOTAL S.A., "B" (Oils)*                               1,590         204,976
    Union des Assurances Federales S.A. (Insurance)       1,110         131,543
    Wavecom S.A., ADR (Electronics)*                      2,700          35,437
                                                                      ---------
                                                                      $ 782,159
-------------------------------------------------------------------------------
  Germany - 7.8%
    Henkel KGaA, Preferred (Chemicals)                    1,770       $ 120,748
    HypoVereinsbank (Banks and Credit Cos.)               1,400          90,890
    Mannesmann AG (Conglomerate)                          1,630         243,558
    VEBA AG (Oil and Gas)                                 1,100          64,612
    Wella AG, Preferred (Consumer Goods and Services)       103          74,830
                                                                      ---------
                                                                      $ 594,638
-------------------------------------------------------------------------------
  Greece - 2.1%
    Antenna TV S.A., ADR (Broadcasting)*                  4,200       $  57,750
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                4,444          95,159
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                 300           6,713
                                                                      ---------
                                                                      $ 159,622
-------------------------------------------------------------------------------
  Ireland - 3.3%
    Allied Irish Bank PLC (Banks and Credit Cos.)         6,700       $  88,697
    Anglo Irish Bank PLC (Banks and Credit Cos.)*        66,829         166,410
                                                                      ---------
                                                                      $ 255,107
-------------------------------------------------------------------------------
  Italy - 5.2%
    Banca Carige S.p.A. (Banks and Credit Cos.)          10,000       $  87,592
    ERG S.p.A. (Oils)                                    18,100          54,091
    Mediaset S.p.A. (Entertainment)                      10,700          95,047
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                              45,000         165,550
                                                                      ---------
                                                                      $ 402,280
-------------------------------------------------------------------------------
  Japan - 16.3%
    Canon, Inc. (Special Products and Services)           5,000       $ 143,897
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)    15,000         161,760
    Chukyo Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                  3,000          42,127
    Fuji Heavy Industries, Ltd. (Automotive)              4,000          30,896
    Fujitsu Ltd. (Computer Hardware - Systems)            5,000         100,686
    Hitachi (Electronics)                                12,000         112,637
    Kita Kyushu Coca-Cola Bottling Co., Ltd.
      (Food and Beverage Products)                        1,000          56,897
    Mikuni Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                  5,000         101,720
    Mitsubishi Motor (Automotive)                         4,000          20,741
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                    4          54,251
    NTT Mobile Communications Network, Inc.
      (Telecommunications)*                                  16         214,357
    Olympus Optical Co. (Conglomerate)                    7,000         103,564
    Sanyo Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                  2,000          61,904
    Takeda Chemical Industries Co. (Pharmaceuticals)      1,000          46,394
                                                                     ----------
                                                                     $1,251,831
-------------------------------------------------------------------------------
  Netherlands - 7.8%
    Akzo Nobel N.V. (Chemicals)                           2,400      $  100,907
    Benckiser N.V., "B" (Consumer Goods and Services)     4,991         266,162
    Equant N.V. (Computer Software - Services)*             460          43,297
    IHC Caland N.V. (Marine Equipment)                      682          26,706
    ING Groep N.V. (Financial Services)                   3,000         162,304
                                                                     ----------
                                                                     $  599,376
-------------------------------------------------------------------------------
  Norway - 2.3%
    Sparebanken NOR (Banks and Credit Cos.)               5,100      $   95,164
    Storebrand ASA (Insurance)                           12,400          83,422
                                                                     ----------
                                                                     $  178,586
-------------------------------------------------------------------------------
  Portugal - 2.0%
    Banco Pinto & Sotto Mayor S.A.
      (Banks and Credit Cos.)                             6,000      $  106,471
    Telecel - Comunicacoes Pessoais S.A.
      (Telecommunications)                                  365          47,017
                                                                     ----------
                                                                     $  153,488
-------------------------------------------------------------------------------
  Singapore - 0.5%
    Development Bank of Singapore Ltd.
      (Banks and Credit Cos.)                             3,000      $   36,674
-------------------------------------------------------------------------------
  Sweden - 5.3%
    Ericsson LM, "B" (Telecommunications)                 6,350      $  203,957
    Saab AB, "B" (Aerospace)                             26,383         205,243
                                                                     ----------
                                                                     $  409,200
-------------------------------------------------------------------------------
  Switzerland - 4.5%
    Barry Callebaut AG (Food and Beverage Products)         450      $   68,892
    Novartis AG (Medical and Health Products)                36          52,567
    UBS AG (Banks and Credit Cos.)*                         740         220,867
                                                                     ----------
                                                                     $  342,326
-------------------------------------------------------------------------------
  United Kingdom - 15.6%
    AstraZeneca Group PLC (Medical and Health Products)   4,100      $  159,960
    BP Amoco PLC (Oils)                                   4,776          85,507
    BP Amoco PLC, ADR (Oils)                                620          67,270
    British Aerospace PLC (Aerospace)*                   29,444         191,647
    Cable & Wireless Communications PLC
      (Telecommunications)                               28,000         269,181
    Capital Radio PLC (Broadcasting)                      2,100          27,784
    Next PLC (Stores)                                    13,400         162,612
    Orange PLC (Telecommunications)                       3,600          52,821
    TeleWest Communications PLC (Entertainment)*         20,900          93,627
    Tomkins PLC (Conglomerate)                           19,800          85,813
                                                                     ----------
                                                                     $1,196,222
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $7,035,829
-------------------------------------------------------------------------------
U.S. Stocks - 5.8%
  Consumer Goods and Services - 4.5%
    Galileo International, Inc.                           6,400      $  342,000
-------------------------------------------------------------------------------
  Internet
    Ask Jeeves, Inc.*                                        50      $      700
-------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Global TeleSystems Group, Inc.*                         100      $    8,100
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.2%
    Frontier Corp.                                        1,600      $   94,400
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $  445,200
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,040,330)                           $7,481,029
-------------------------------------------------------------------------------
Rights
-------------------------------------------------------------------------------
  France
    Bouygues S.A. (Construction)* (Identified Cost, $450)   140      $      372
-------------------------------------------------------------------------------
Short-Term Obligations - 0.6%
-------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         AMOUNT
                                                      (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/99,
      at Amortized Cost                                 $    50      $   50,000
-------------------------------------------------------------------------------
Other Short-Term Obligations - 8.5%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio,
      (Identified Cost, $642,021)                       649,021      $  649,021
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,739,801)                      $8,180,422

Other Assets, Less Liabilities - (6.7)%                                (513,282)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $7,667,140
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $7,739,801)                $8,180,422
  Cash                                                                    2,265
  Foreign currency, at value (identified cost, $139,074)                151,027
  Receivable for investments sold                                        99,151
  Interest and dividends receivable                                      19,284
  Receivable from investment adviser                                     59,035
  Deferred organization expenses                                          2,219
  Other assets                                                              134
                                                                     ----------
      Total assets                                                   $8,513,537
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $  169,752
  Collateral for securities loaned, at value                            649,021
  Payable to affiliates -
    Management fee                                                          157
    Shareholder servicing agent fee                                           2
    Administrative fee                                                        3
  Accrued expenses and other liabilities                                 27,462
                                                                     ----------
      Total liabilities                                              $  846,397
                                                                     ----------
Net assets                                                           $7,667,140
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $6,301,155
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        452,339
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                   838,482
  Accumulated undistributed net investment income                        75,164
                                                                     ----------
      Total                                                          $7,667,140
                                                                     ==========
Shares of beneficial interest outstanding                              593,733
                                                                       =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $12.91
                                                                       ======
See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $   186,140
    Interest                                                            17,905
    Foreign taxes withheld                                             (23,542)
                                                                   -----------
      Total investment income                                      $   180,503
                                                                   -----------
  Expenses -
    Management fee                                                 $    66,626
    Trustees' compensation                                               5,300
    Shareholder servicing agent fee                                        670
    Administrative fee                                                   1,090
    Custodian fee                                                       20,200
    Printing                                                             9,254
    Auditing fees                                                       21,224
    Legal fees                                                           1,893
    Amortization of organization expenses                                1,396
    Registration fees                                                    9,117
    Miscellaneous                                                          872
                                                                   -----------
      Total expenses                                               $   137,642
    Fees paid indirectly                                                (1,701)
    Reduction of expenses by investment adviser                        (60,431)
                                                                   -----------
      Net expenses                                                 $    75,510
                                                                   -----------
        Net investment income                                      $   104,993
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $   847,579
    Foreign currency transactions                                      (40,773)
                                                                   -----------
      Net realized gain on investments and foreign
        currency transactions                                      $   806,806
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(1,301,894)
    Translation of assets and liabilities in
      foreign currencies                                                28,043
                                                                   -----------
      Net unrealized loss on investments and foreign
        currency translation                                       $(1,273,851)
                                                                   -----------
        Net realized and unrealized loss on
          investments and foreign currency                         $  (467,045)
                                                                   -----------
          Decrease in net assets from operations                   $  (362,052)
                                                                   ===========
See notes to financial statements

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                 1999               1998
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   104,993        $   123,867
  Net realized gain on investments and foreign currency
    transactions                                                    806,806            402,556
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (1,273,851)           585,568
                                                                -----------        -----------
    Increase (decrease) in net assets from operations           $  (362,052)       $ 1,111,991
                                                                -----------        -----------
Distributions declared to shareholders -
  From net investment income                                    $   (99,690)       $   (68,852)
  From net realized gain on investments and foreign currency
    transactions                                                   (367,595)          (292,025)
                                                                -----------        -----------
    Total distributions declared to shareholders                $  (467,285)       $  (360,877)
                                                                -----------        -----------
Net increase (decrease) in net assets from Fund share
  transactions                                                  $(3,980,435)       $ 1,037,376
                                                                -----------        -----------
      Total increase (decrease) in net assets                   $(4,809,772)       $ 1,788,490

Net assets:
  At beginning of period                                         12,476,912         10,688,422
                                                                -----------        -----------
  At end of period (including accumulated undistributed net
    investment income of $75,164 and $94,262, respectively)     $ 7,667,140        $12,476,912
                                                                ===========        ===========

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                      --------------------------------------------------        PERIOD ENDED
                                                           1999               1998               1997         JUNE 30, 1996*
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $13.88             $13.04             $10.96                 $10.00
                                                          ------             ------             ------                 ------
Income from investment operations# -
  Net investment income(S)                                $ 0.15             $ 0.14             $ 0.23                 $ 0.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (0.10)              1.12               2.23                   0.83
                                                          ------             ------             ------                 ------
      Total from investment operations                    $ 0.05             $ 1.26             $ 2.46                 $ 0.96
                                                          ------             ------             ------                 ------
Less distributions declared to shareholders -
  From net investment income                              $(0.22)            $(0.08)            $(0.13)                $ --
  From net realized gain on investments and foreign
    currency transactions                                  (0.80)             (0.34)             (0.25)                  --
                                                          ------             ------             ------                 ------
      Total distributions declared to shareholders        $(1.02)            $(0.42)            $(0.38)                $ --
                                                          ------             ------             ------                 ------
Net asset value - end of period                           $12.91             $13.88             $13.04                 $10.96
                                                          ======             ======             ======                 ======
Total return                                               0.74%             10.13%             22.97%                  9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.87%              0.86%              0.87%                  0.94%+
  Net investment income                                    1.18%              1.08%              1.98%                  2.46%+
Portfolio turnover                                          109%                64%                76%                    19%
Net assets at end of period (000 omitted)                 $7,667            $12,477            $10,688                 $2,498


(S) Effective May 3, 1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.10% of average daily net assets. During the period January 30, 1996, through May 2,
    1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                        $ 0.06             $ 0.07             $ 0.10                 $(0.08)
      Ratios (to average net assets):
        Expenses##                                         1.54%              1.39%              2.01%                  4.91%+
        Net investment income (loss)                       0.51%              0.55%              0.84%                (1.51)%+
*  For the period from the commencement of the Fund's investment operations, January 30, 1996, through June 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement. See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $623,794. These loans were collateralized by cash of $649,021. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1999, accumulated undistributed net investment income was decreased by $24,401, accumulated net realized gain on investments and foreign currency transactions was increased by $24,398, and paid-in capital was increased by $3 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 1999, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $9,385,118 and $13,725,464, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $7,788,529
                                                                     ----------
Gross unrealized appreciation                                        $  760,909
Gross unrealized depreciation                                          (369,016)
                                                                     ----------
  Net unrealized appreciation                                        $  391,893
                                                                     ==========

(5) Shares of Beneficial Interest

                                               YEAR ENDED JUNE 30, 1999       YEAR ENDED JUNE 30, 1998
                                         ------------------------------   ----------------------------
                                               SHARES            AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                   143,554       $ 1,797,619        96,523       $1,273,048
Shares issued to shareholders in
  reinvestment of distributions                38,083           467,280        27,197          329,631
Shares reacquired                            (487,062)       (6,245,334)      (44,030)        (565,303)
                                             --------       -----------       -------       ----------
    Net increase (decrease)                  (305,425)      $(3,980,435)       79,690       $1,037,376
                                             ========       ===========        ======       ==========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1999, was $75. The Fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Institutional International Equity
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional International Equity Fund as of June 30, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended June 30, 1999 and 1998, and financial highlights for each of the years in the 4-year period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

FEDERAL TAX INFORMATION

The Fund has designated $365,646 as a capital gain dividend.

For the year ended June 30, 1999, income from foreign sources was $194,323, and foreign taxes withheld were $23,634.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 IIE-2 8/99 .5M